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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 13, 1997


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                     0-21802                34-1741211
 (STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)

         3450 W. CENTRAL AVENUE, SUITE 328
                   TOLEDO, OHIO                                   43606
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374


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ITEM 5.           OTHER ITEMS

         On April 13, 1997, the TOLEDO BLADE published an article on N-Viro International Corporation, incorporated by reference herein as Exhibit 1. On April 23, 1997, J. Patrick Nicholson, N-Viro International Corporation's Chairman of the Board and Chief Executive Officer, personally delivered a response to the writer of the TOLEDO BLADE article, Mr. Gary Pakulski, incorporated by reference herein as Exhibit 2.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated: April 24, 1997               By:     /s/ James K. McHugh
      ---------------------                 -------------------
                                            James K. McHugh
                                            Chief Financial Officer